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                                                                   EXHIBIT 23(b)


                       ROUTIER, MACKEY AND JOHNSON, P.C.
                               Attorneys at Law
                              1700 K Street N.W.
                                  Suite 1003
                            Washington, D.C.  20006
                                                                  (202) 296-4852


                               November 10, 1992



                             CONSENT OF ATTORNEYS
                             --------------------


     This firm hereby consents to the reference to it under the caption "Legal Matters" in the prospectus forming part of Pre-Effective Amendment No. 1 to the Registration Statement on Form S-1 under the Securities Act of 1933 filed by Allstate Life Insurance Company of New York (File No. 33-47245).



                                       Routier, Mackey and Johnson, P.C.


                                       By: /s/ Mark Mackey
                                           -----------------------------